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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2002, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2002-AR1)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-77012               33-0885129
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                               92868
------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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                                      -2-


Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On August 26, 2002, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2002-AR1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $824,519,000.00 as of August 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated August 21, 2002, among Ameriquest, the Depositor and Salomon Brothers Realty Corp. as seller (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates, the Class M-4 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated August 21, 2002 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                     Initial Certificate Principal
    Class               Balance or Notional Amount       Pass-Through Rate
    -----               --------------------------       -----------------

     A-1                 $541,475,000.00                    Variable(1)

     A-2                 $134,085,000.00                    Variable(1)

     M-1                 $58,745,000.00                      Variable

     M-2                 $44,058,000.00                      Variable

     M-3                 $37,764,000.00                      Variable

     M-4                  $8,392,000.00                      Variable

      CE                 $14,694,555.00                      Variable

      P                      $100.00                         Variable

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      R                       100%                              N/A

     R-X                      100%                              N/A

_______________


-----------------
(1) [Subject to a rate cap as described in the Pooling and Servicing Agreement
(2) Subject to increase and subject to a rate cap, as described in the Pooling and Servicing Agreement
(3) Initial Notional Amount]

                  The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 21, 2002, and the Prospectus Supplement, dated August 21, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                         Description
         -----------                         -----------
              4.1 Pooling and Servicing Agreement, dated as of August 1, 2002, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2002-AR1 Certificates.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2002


                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By:    /s/ Diane Tiberend
                                                   ----------------------------
                                            Name:  Diane Tiberend
                                            Title: Secretary

                                Index to Exhibits
                                -----------------




                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement, dated as of August 1,                       7
                       2002, by and among Ameriquest Mortgage Securities Inc. as
                       Depositor, Ameriquest Mortgage Company as Master Servicer
                       and Deutsche Bank National Trust Company as Trustee
                       relating to the Series 2002-AR1 Certificates.



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                                   Exhibit 4.1